EXHIBIT 32

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, John M. Sharpe, Jr., hereby certifies as follows:

         1. I am the Chief Executive Officer and Chief Financial Officer, of Inner Systems, Inc. (the "Company").

         2. This Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

         3. The information contained in this Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Inner Systems, Inc.


SIGNATURE                                TITLE                         DATE


John M. Sharpe, Jr.       President, Chief Executive Officer      April 17, 2007
-------------------       and Chief Financial Officer
JOHN M. SHARPE, JR.